UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

STELLAR BANCORP, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38280	20-8339782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 110

Houston, Texas 77046

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 210-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
Indicate by check mark whether
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2026, Stellar Bancorp, Inc., a Texas corporation (“Stellar”), merged (the “Merger”) with and into Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), with Prosperity continuing as the surviving corporation (the “Surviving Corporation”) in the Merger pursuant to the Agreement and Plan of Merger, dated as of January 27, 2026 (the “Merger Agreement”), by and between Prosperity and Stellar.

Immediately following the Merger, Stellar Bank, a Texas banking association and wholly owned subsidiary of Stellar, merged with and into Prosperity Bank, a Texas banking association and wholly owned subsidiary of Prosperity (the “Bank Merger” and together with the Merger, the “Transactions”), with Prosperity Bank continuing as the surviving bank in the Bank Merger.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Stellar (“Stellar Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Prosperity or Stellar, was converted into the right to receive (i) 0.3803 shares of common stock (the “Exchange Ratio”), par value $1.00 per share, of Prosperity (“Prosperity Common Stock”), (ii) an amount in cash equal to $11.36 (the “Per Share Cash Consideration”) ((i) and (ii) together, the “Per Share Merger Consideration”) and (iii) cash in lieu of fractional shares.

Pursuant to the Merger Agreement, at the Effective Time:

•

Stellar Stock Options. Each Stellar stock option with a per-share exercise price that was less than the Per Share Merger Consideration Value was cancelled and the holder of such cancelled stock option received (without interest) an amount in cash equal to the product of (A) the excess of the Per Share Merger Consideration Value over the stock option’s per-share exercise price, multiplied by (B) the number of shares of Stellar Common Stock subject to such stock option immediately prior to the Effective Time. Any Stellar stock option with a per-share exercise price that was equal to or greater than the Per Share Merger Consideration Value was cancelled for no consideration in respect thereof. “Per Share Merger Consideration Value” means the sum of (1) the Per Share Cash Consideration plus (2) the product of (x) the Exchange Ratio multiplied by (y) $71.44, which equaled the average closing sale price of Prosperity Common Stock for the 10 consecutive full trading days ending on and including the fifth trading day immediately preceding the Closing Date.

•

Stellar Restricted Stock Awards. Each outstanding restricted stock award in respect of Stellar Common Stock subject solely to service-based vesting, repurchase or other lapse restriction fully vested and was converted into the right to receive (without interest) the Per Share Merger Consideration.

•

Stellar Performance Unit Awards. Each outstanding restricted unit award in respect of Stellar Common Stock subject to performance-based vesting (each, a “performance unit award”) fully vested and was converted into the right to receive (without interest) a cash payment equal to the product of (a) the Per Share Merger Consideration Value multiplied by (b) the number of shares of Stellar Common Stock subject to such performance unit award, with applicable performance deemed achieved at 100% of the target level (or, in the case of the performance unit awards granted in 2024, 200% of the target level).

The foregoing description of the Transactions and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 30, 2026, Stellar notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE (i) suspend trading of Stellar Common Stock prior to the opening of trading on July 1, 2026, (ii) withdraw Stellar Common Stock from listing on the NYSE prior to the opening of trading on July 1, 2026, and (iii) file with the Securities and Exchange Commission (the “SEC”) notifications of delisting of Stellar Common Stock on Form 25 and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Stellar Common Stock will no longer be listed on the NYSE.

Additionally, Prosperity, as successor to Stellar, intends to file with the SEC a certification on Form 15 requesting the deregistration of Stellar Common Stock under Section 12(g) of the Exchange Act and the suspension of Stellar’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of Stellar Common Stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of the Registrant.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Stellar’s directors and executive officers ceased serving as directors and executive officers of Stellar. In addition, as of the Effective Time and in accordance with the Merger Agreement, Robert R. Franklin, Jr. and Joseph B. Swinbank, each of whom was a member of the board of directors of Stellar immediately prior to the consummation of the Merger, were appointed to the board of directors of Prosperity.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Second Amended and Restated Certificate of Formation and Amended and Restated Bylaws of Stellar ceased to be in effect by operation of law. As a result of the Merger, Prosperity’s Amended and Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws, copies of which are included as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated by reference herein, continued in effect as the governing documents of the Surviving Corporation.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

Balance Sheet Repositioning

In connection with the closing of the Transactions, Stellar executed a balance sheet repositioning strategy. As part of this strategy, during the period ending June 30, 2026, Stellar sold approximately $466.4 million of securities from its investment portfolio, which included agency mortgage-backed securities, agency commercial mortgage-backed securities, collateralized mortgage obligations, municipal securities, and corporate debt and other securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 27, 2026, by and between Prosperity Bancshares, Inc. and Stellar Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Stellar’s Current Report on Form 8-K, filed with the SEC on January 29, 2026)

3.1	Amended and Restated Articles of Incorporation of Prosperity Bancshares, Inc. (incorporated herein by reference to Exhibit 3.1 to the Prosperity Bancshares, Inc.’s Registration Statement on Form S-1 (Registration No. 333-63267))

3.2	Articles of Amendment to Amended and Restated Articles of Incorporation of Prosperity Bancshares, Inc. (incorporated herein by reference to Exhibit 3.2 to the Prosperity Bancshares, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (File No. 001-35388))

3.3	Amended and Restated Bylaws of Prosperity Bancshares, Inc. (incorporated herein by reference to Exhibit 3.1 to the Prosperity Bancshares, Inc.’s Current Report on Form 8-K filed June 20, 2019 (File No. 001-35388))

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (as successor by merger to the registrant)

Dated: July 1, 2026	By:	/s/ Charlotte M. Rasche
	Name:	Charlotte M. Rasche
	Title:	Executive Vice President and General Counsel

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